UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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American Battery Materials, Inc.

(Name of Registrant as Specified in its Charter)

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To the Stockholders of American Battery Materials, Inc.:

This Information Statement is furnished by the Board of Directors of American Battery Materials, Inc., a Delaware corporation (the “Company”), to holders of record of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on October 15, 2025, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to inform the Company’s stockholders that the Board of Directors recommended on October 15, 2025, and holders of a majority of the outstanding Common Stock acted by written consent thereafter, to approve the following:

1.	To approve an amendment to the Company’s 2024 Incentive Compensation Plan to provide that the number of shares subject to the plan shall at all times be equal to 17.5% of the issued and outstanding shares of the Company on a fully diluted basis, to assist the Company in retaining and attracting experienced executives and well qualified employees as it expands from being a development stage company to a commercial stage company.

Our Board has approved the amendment to our 2024 Incentive Compensation Plan, which is our primary plan for providing equity incentive compensation to our existing eligible employees, directors and consultants, and to recruit new employees, directors, and consultants to provide that the number of shares subject to the plan shall at all times be equal to 17.5% of the issued and outstanding shares of the Company on a fully diluted basis.

Our Board desires to amend the 2024 Incentive Compensation Plan in this manner to ensure that there remains sufficient capacity under the 2024 Incentive Compensation Plan to retain our existing employees and recruit additional executives and employees as the Company expands. The Board believes that maintaining a plan which allows for the issuances of 17.5% of the issued and outstanding shares of the Company on a fully diluted basis will allow the Company to retain its senior management team and meet its future growth needs to add to its senior management team, and recruit additional employees that will be necessary for its ongoing operations.

The 2024 Incentive Compensation Plan will be modified to amend the current provision in the 2024 Incentive Compensation Plan that provides for an increase in the number of shares available under the 2024 Incentive Plan equal to 17.5% of the issued and outstanding shares on a fully diluted basis and thereafter, if at any time the number of shares subject to the plan shall be less than 17.5% of the issued and outstanding shares on a fully diluted basis, the number of shares subject to the plan shall increase upon each issuance by the Company of any common stock or securities convertible or exercisable into common stock by 17.5% of such number of shares of common stock being issued on a fully diluted basis. For the avoidance of doubt, in no instance shall the number of shares then subject to the 2024 Incentive Compensation Plan be decreased.

As of the record date, 2,925,440 shares of Common Stock were issued and outstanding. Each share of Common Stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. Holders of an aggregate of 1,590,644 shares of Common Stock, or 54.37% of the Company’s issued and outstanding shares, voted for the grant of the discretionary authority to the Board of Directors or the executive officers of the Company for the amendment of the Company’s 2024 Incentive Compensation Plan. Our executive officers and directors have the power to pass the proposed corporate actions without the concurrence of any of the Company’s other stockholders.

As a result of requirements under applicable federal securities and state law, the stockholder consent will not be effective, and therefore the grant of discretionary authority to effect the amendment of the 2024 Incentive Compensation Plan cannot occur, until at least 20 calendar days after this Information Statement is sent or given to the stockholders of record as of the record date.

We appreciate your continued support and confidence in the Company.

Very truly yours,

DAVID E. GRABER
Chairman and Chief Executive Officer

Greenwich, Connecticut

October 28, 2025

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

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American Battery Materials, Inc.

500 West Putnam Avenue, Suite 400

Greenwich, Connecticut 06830

(646) 502-7484

INFORMATION STATEMENT

October 28, 2025

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND A PROXY

INTRODUCTION

American Battery Materials, Inc. is a Delaware corporation with its principal executive offices located at 500 West Putnam Avenue, Suite 400, Greenwich, Connecticut 06830. The Company’s telephone number is (800) 998-7962. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about actions that the Board of Directors and holders of a majority of the Company’s outstanding Common Stock have taken. The actions were taken by the Board of Directors and by stockholders holding a majority of the Company’s outstanding Common Stock acting by written consent effective on October 15, 2025, and will be effective when the Company files the Certificate of Amendment of the Certificate of Incorporation with the State of Delaware.

Copies of this Information Statement are being mailed on or about October 28, 2025, to holders of record on October 15, 2025, who did not vote for the corporate actions described in this Information Statement.

GENERAL INFORMATION

The Board of Directors and holders of a majority of the Company’s outstanding Common Stock voted to approve and authorize the following:

1.	Amend the Company’s 2024 Incentive Compensation Plan, such that the number of shares under the 2024 Incentive Stock Plan shall always equal to 17.5% of the issued and outstanding shares on a fully diluted basis and thereafter, if at any time the number of shares subject to the plan shall be less than 17.5% of the issued and outstanding shares on a fully diluted basis, the number of shares subject to the plan shall increase upon each issuance by the Company of any common stock or securities convertible or exercisable into common stock by 17.5% of such number of shares of common stock being issued on a fully diluted basis. For the avoidance of doubt, in no instance shall the number of shares then subject to the 2024 Incentive Compensation Plan be decreased.

As of October 15, 2025, there were 2,925,440 outstanding shares of Common Stock, which constitute the Company’s only outstanding voting securities. Each stockholder of record is entitled to one vote. Holders of an aggregate of 1,590,644 shares of Common Stock, or 54.37% of the Company’s issued and outstanding shares, voted in favor of the grant of the discretionary authority to the Board of Directors or the executive officers of the Company to amend the Company’s 2024 Incentive Compensation Plan. Therefore, the Company is not asking you for a proxy and you are requested not to send the Company a proxy.

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DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital consists of 100,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of October 15, 2025, the Company had 2,925,440 shares of Common Stock outstanding and no shares of preferred stock outstanding.

Holders of the Company’s Common Stock: (i) have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors; (ii) are entitled to share ratably in all of the Company’s assets available for distribution to stockholders upon liquidation, dissolution or winding-up of the Company’s affairs; (iii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iv) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings. The Common Stock does not have cumulative voting rights.

STOCKHOLDER RESOLUTION NO. 1

Section 4(a) of the 2024 Incentive Compensation Plan is amended to read as follows:

Shares available for awards; adjustments. Limitation on Overall Number of Shares Available for Delivery Under Plan.

Subject to adjustment under Section 10(c), the total number of Shares authorized to be awarded under the 2024 Incentive Compensation Plan shall initially not exceed 800,000, provided, however, if at any time the Company issues additional shares of Common Stock or securities that are convertible or exercisable into shares of Common Stock (other than pursuant to the 2024 Incentive Compensation Plan) then the number of Shares authorized to be awarded under the 2024 Incentive Compensation Plan shall increase to an amount equal to 17.5% of the issued and outstanding shares of common stock of the Company on a fully diluted basis. Such increase, if any, shall occur automatically upon each applicable issuance of securities by the Company. For the avoidance of doubt, the number of Shares authorized to be awarded under the 2024 Incentive Compensation Plan shall not be decreased, other than adjustments under Section 10(c). Shares issued under the 2024 Incentive Compensation Plan shall consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise, all as determined by the Company from time to time.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of October 15, 2025. The information in this table provides the ownership information for each person known by the Company to be the beneficial owner of more than 5% of the Common Stock; each of the Company’s directors; each of the Company’s executive officers; and all of the Company’s directors and executive officers as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address of the beneficial owner is c/o American Battery Materials, Inc., 500 West Putnam Avenue, Suite 400, Greenwich, Connecticut 06830.

Name and Address of Beneficial Owner(1)	Shares of Common Stock (Including Shares Underlying Other Securities) Beneficially Owned (2)		Percentage of Shares of Common Stock (Including Shares Underlying Other Securities) Beneficially Owned (3)
David Graber	869,501	(3)	29.72%

Sebastian Lux	35,346		1.21%

Agustin Cabo	10,000		*

Dylan Glenn	9,197		*

Jared Levinthal	10,954		*

Andrew Suckling	6,748		*

Justin Vorwerk	27,559		*

Dr. Adam Lipson	333,030		11.38%

All directors and executive officers as a group (8 persons)	1,302,335		44.52%

Marilyn Kane	288,309	(4)	9.85%

*Less than 1% of outstanding shares of Common Stock.

(1)	The mailing address for each officer and director is c/o American Battery Materials, Inc., 500 West Putnam Avenue, Suite 400, Greenwich, Connecticut 06830.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to convertible notes and warrants convertible or exercisable currently or within 60 days of October 15, 2025. In determining the percent of Common Stock owned by a person or entity as of October 15, 2025, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on conversion or exercise of convertible notes and warrants; and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding as of October 15, 2025, which is 2,925,440, and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the derivative securities. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(3)	Based on 2,925,440 outstanding shares as of October 15, 2025.
(4)	Includes shares owned by Cobrador Multi-Strategy Partners, LP, of which Mr. Graber is the managing partner.

(5)	Includes shares owned by (i) Automated Retail Leasing Partners, LP, of which Ms. Kane is the managing partner, and (ii) AJS Properties LLC, of which Ms. Kane is the manager. Mr. Graber owns a non-controlling interest in Automated Retail Leasing Partners.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from either of the matters to be acted upon as set forth in this Information Statement, which is not shared by all other stockholders pro rata, and in accordance with their respective interests.

NO DISSENTERS’ RIGHTS

Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with the reverse stock split or any other corporate actions described in this Information Statement.

INFORMATION STATEMENT EXPENSES

The expense of this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this effort.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of its equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. All such persons have filed all reports.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company’s filings also are available to you free of charge at the SEC’s website at http://www.sec.gov or on the Company’s website at http://www.abmtm.com.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about the Company. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that the Company cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, the Company’s actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

You should rely only on the information provided in this Information Statement. The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front page of this document.

By Order of the Board of Directors,

David E. Graber
Chairman and Chief Executive Officer

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